Fair Value	12 Months Ended
Sep. 30, 2018
Fair Value Disclosures [Abstract]
Fair Value
Note 12.	Fair Value

Assets and Liabilities Measured or Disclosed at Fair Value

We estimate fair values in accordance with ASC 820 “Fair Value Measurement”. ASC 820 provides a framework for measuring fair value and expands disclosures required about fair value measurements. Specifically, ASC 820 sets forth a definition of fair value and a hierarchy prioritizing the inputs to valuation techniques. ASC 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Additionally, ASC 820 defines levels within the hierarchy based on the availability of quoted prices for identical items in active markets, similar items in active or inactive markets and valuation techniques using observable and unobservable inputs. We incorporate credit valuation adjustments to reflect both our own nonperformance risk and the respective counterparty’s nonperformance risk in our fair value measurements.

We disclose the fair value of our long-term debt in “Note 13. Debt” and the fair value of our pension and postretirement assets and liabilities in “Note 4. Retirement Plans”. We have, or from time to time may have, various assets or liabilities whose fair values are not significant, such as supplemental retirement savings plans that are nonqualified deferred compensation plans pursuant to which assets are invested primarily in mutual funds, interest rate derivatives, commodity derivatives or other similar classes of assets or liabilities. See “Note 1 — Description of Business and Summary of Significant Accounting Policies — Fair Value of Financial Instruments and Nonfinancial Assets and Liabilities” for additional information.

Accounts Receivable Sales Agreement

We had an agreement (the “A/R Sales Agreement”), which had been amended periodically, to sell to a third party financial institution all of the short-term receivables generated from certain customer trade accounts, on a revolving basis, until the agreement is terminated by either party. On September 29, 2017, the A/R Sales Agreement was amended to increase the maximum outstanding balance of receivables available to be sold to $490.0 million, and we added new customer trade accounts as well as increased the limits for other customers. On September 25, 2018, we terminated the A/R Sales Agreement and executed a new agreement.

On September 25, 2018 we entered into a $550.0 million agreement (the “New A/R Sales Agreement”) to sell to a third party financial institution all of the short-term receivables generated from certain customer trade accounts. The agreement terminates the earlier of one year or when terminated by either party. The terms of the New A/R Sales Agreement limit the balance of receivables sold to the amount available to fund such receivables sold and eliminated the receivable for proceeds from the financial institution at any transfer date. Transfers under the New A/R Sales Agreement meet the requirements to be accounted for as sales in accordance with guidance in ASC 860, “Transfers and Servicing”. These customers are not included in the Receivables Facility that is discussed in “Note 13. Debt”. In connection with the termination of the old agreement and execution of the New A/R Sales Agreement, there was a non-cash transaction of $424.8 million representing the repurchase of receivables previously sold to the financial institution under the old agreement and the sale of the same receivables to the financial institution under the New A/R Sales Agreement.

The following table represents a summary of the activity under the A/R Sales Agreement and the New A/R Sales Agreement for fiscal 2018 and 2017 (in millions):

	2018	2017
Receivable from financial institution at beginning of fiscal year	$24.9	$13.8
Receivables sold to the financial institution and derecognized	1,664.0	1,542.5
Receivables collected by financial institution	(1,573.8)	(1,466.7)
Cash proceeds from financial institution	(115.1)	(64.7)
Receivable from financial institution at September 30,	$—	$24.9

Cash proceeds related to the receivables sold are included in cash from operating activities in the consolidated statement of cash flows in the accounts receivable line item. The expense recorded in connection with the sale is currently approximately $11 million per year and is recorded in “other income, net”. The future amount may fluctuate based on the level of activity and other factors. Although the sales are made without recourse, we maintain continuing involvement with the sold receivables as we provide collections services related to the transferred assets. The associated servicing liability is not material given the high quality of the customers underlying the receivables and the anticipated short collection period.

Financial Instruments not Recognized at Fair Value

Financial instruments not recognized at fair value on a recurring or nonrecurring basis include cash and cash equivalents, accounts receivable, certain other current assets, short-term debt, accounts payable, certain other current liabilities and long-term debt. With the exception of long-term debt, the carrying amounts of these financial instruments approximate their fair values due to their short maturities. See “Note 13. Debt” for the fair value of our long-term debt.

Fair Value of Nonfinancial Assets and Nonfinancial Liabilities

We measure certain nonfinancial assets and nonfinancial liabilities at fair value on a nonrecurring basis. These assets and liabilities include cost and equity method investments when they are deemed to be other-than-temporarily impaired, assets acquired and liabilities assumed in an acquisition or in a nonmonetary exchange, and property, plant and equipment and intangible assets that are written down to fair value when they are held for sale or determined to be impaired. During fiscal 2018, 2017 and 2016, we did not have any significant nonfinancial assets or nonfinancial liabilities that were measured at fair value on a nonrecurring basis in periods subsequent to initial recognition other than the following pre-tax non-cash impairments: (i) the $31.9 million impairment of certain mineral rights and real estate in fiscal 2018, (ii) the $46.7 million real estate impairment recorded in fiscal 2017, (iii) a $17.6 million write-down of a customer relationship intangible in fiscal 2017 related to an exited product line, and (iv) the goodwill and intangible impairments in our former Specialty Chemicals segment in fiscal 2016. We discuss the former Specialty Chemicals impairments in “Note 7. Discontinued Operations”. The impairment of mineral rights was driven by the non-renewal of a lease and associated with declining oil and gas prices, and the impairment of real estate was in connection with the accelerated monetization strategy in our Land and Development segment where the projected sales proceeds were less than the carrying value.